                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 15, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               WinWin Gaming, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 2804 Whispering Wind Drive, Las Vegas, NV 89117
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                    (Address of principal executive offices)

                                  702-233-4138
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
 ------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


       Delaware                     000-21566                  84-1219819
---------------                  ------------              -------------------
  (State or other                  (Commission              (I.R.S. Employer
 jurisdiction of                  File Number)              Identification No.)
  incorporation)



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Item 4.  Change of Registrant's Certifying Accountant

         On July 15, 2003, Smith & Company, the independent certified public accountants and auditors of WinWin Gaming, Inc. for fiscal 2002, were terminated by WinWin Gaming, Inc. (the "Company") from further audit services to the Company. The termination was approved by the Board of Directors of the Company.

         During the fiscal year ended December 31, 2002, the consolidated financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that the report dated April 11, 2003, of Smith & Company for such fiscal year indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

         For the fiscal year ended December 31, 2002, and the subsequent interim period ended March 31, 2003, there were no disagreements between the Company and Smith & Company on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Smith & Company would have caused Smith & Company to make reference to the subject matter of the disagreement in connection with its reports.

         Effective July 15, 2003, Livingston, Wachtell & Co., L.L.P. located at 1140 Avenue of the Americas, New York, New York 10036-5803 was engaged by the Company to audit the consolidated financial statements of the Company for its fiscal year ending December 31, 2003, and the related statements of income, stockholders' equity, and cash flows for the year then ending. During the two most recent fiscal years or any subsequent interim period, the new independent accountant had not been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event.

Item 7. Financial Statements and Exhibits

         Exhibit 16 Letter of Smith & Company regarding change in certifying accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003                       WinWin Gaming, Inc.,
                                          a Delaware corporation

                                          /s/ Patrick Rogers
                                          --------------------------------------
                                          Patrick Rogers, President